Shareholders' equity and dividends	12 Months Ended
Dec. 31, 2020
Shareholders equity and dividends [Abstract]
Shareholders equity and dividends [text block]

17 Shareholders' equity and dividends

At 31 December 2020, Equinor’s share capital of NOK 8,144,219,267.50 (USD 1,163,987,792) comprised 3,257,687,707 shares at a nominal value of NOK 2.50. Share capital at 31 December 2019 was NOK 8,346,653,047.50 (USD 1,184,547,766) comprised 3,338,661,219 shares at a nominal value of NOK 2.50.

Equinor ASA has only one class of shares and all shares have voting rights. The holders of shares are entitled to receive dividends as and when declared and are entitled to one vote per share at the annual general meeting of the company.

During 2020 dividend for the third and for the fourth quarter of 2019 and dividend for the first and second quarter of 2020 were settled. Dividend declared but not yet settled, is presented as dividends payable in the Consolidated balance sheet. The Consolidated statement of changes in equity shows declared dividend in the period (retained earnings), Dividend declared in 2020 relate to the fourth quarter of 2019 and to the first three quarters of 2020.

On 9 February 2021, the board of directors proposed to declare a dividend for the fourth quarter of 2020 of USD 0.12 per share (subject to annual general meeting approval). The Equinor share will trade ex-dividend 12 May 2021 on Oslo Børs and for ADR holders on New York Stock Exchange. Record date will be 14 May 2021 and payment date will be 27 May 2021.

	At 31 December
(in USD million)	2020	2019

Dividends declared	1,833	3,453
USD per share or ADS	0.5600	1.0400

Dividends paid in cash	2,330	3,342
USD per share or ADS	0.7100	1.0100
NOK per share	6.7583	8.9664

Sum dividends settled	2,330	3,342

Share buy-back programme

In September 2019 Equinor launched a USD 5 billion share buy-back programme, where the first tranche of the programme of around USD 1.5 billion has been finalized. A proportionate share of 67% from the Norwegian State was redeemed in accordance with an agreement with the Ministry of Petroleum and Energy for the Norwegian State to maintain their ownership percentage in Equinor. The redemption was approved by the annual general meeting held 14 May 2020.

The first tranche of USD 500 million acquired in the market has been recognized as a reduction in equity as treasury shares in third quarter 2019. The State’s share including interest and dividends has been recognized as a short-term obligation and as a reduction in equity as treasury shares, subsequent to the decision at the annual general meeting held on 14 May 2020. The liability of USD 0.9 billion (NOK 9.1 billion) was settled 23 July 2020. The corresponding shares of the first tranche of the buyback programme were cancelled on 16 July 2020.

Equinor has suspended the remaining share buy-back programme until further notice. The announced second tranche of USD 675 million, including the Norwegian State share, will under the current market conditions not be executed as previously announced and planned.

Number of shares	2020	2019
Share buy-back programme at 1 January	23,578,410	0
Purchase	3,142,849	23,578,410
Cancellation	(26,721,259)	0

Share buy-back programme at 31 December	0	23,578,410

Employees share saving plan

Number of shares	2020	2019
Share saving plan at 1 January	10,074,712	10,352,671
Purchase	4,604,106	3,403,469
Allocated to employees	(3,236,327)	(3,681,428)

Share saving plan at 31 December	11,442,491	10,074,712

In 2020 and 2019 treasury shares were purchased and allocated to employees participating in the share saving plan for USD 68 million and USD 68 million, respectively. For further information, see note 6 Remuneration.